UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2009

OPTi, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

3430 W Bayshore Drive, Suite 103

Palo Alto, California 94303

(Address of principal executive offices including zip code)

(650) 213-8550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events.

Trial Schedule Received for Patent Infringement Lawsuit Against Advanced Micro Devices, Inc.

OPTi, Inc. (the “Company”) received a trial schedule from the United States District Court for the Eastern District of Texas for the patent infringement action against Advanced Micro Devices, Inc.

The Company issued a press release on September 1, 2009 attached as Exhibit 99.1 announcing its receipt of the trial schedule.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	OPTi, Inc. Press Release dated September 1, 2009 announcing receipt of trial schedule for patent infringement lawsuit against Advanced Micro Devices, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2009

OPTi, Inc.

By:	/s/ Michael Mazzoni
Michael Mazzoni
Chief Financial Officer

EXHIBIT INDEX

99.1	OPTi, Inc. Press Release dated September 1, 2009 announcing receipt of trial schedule for patent infringement lawsuit against Advanced Micro Devices, Inc.